AQR FUNDS

Supplement dated August 28, 2012 (“Supplement”)

To the Class I, N and L Prospectus, dated May 1, 2012 (“Prospectus”), of the AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund and AQR Tax-Managed International Momentum Fund

This Supplement updates certain information contained in the above-dated Prospectus. You may obtain copies of the Funds’ Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. Please review this important information carefully.

Effective September 15, 2012

The information under the section entitled “Investing with the AQR Funds” on page 101 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The AQR Global Equity Fund and AQR International Equity Fund offer Class I, Class N and Class Y Shares. The AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund and AQR Multi-Strategy Alternative Fund offer Class I and Class N Shares. The AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund and AQR Tax-Managed International Momentum Fund offer Class L Shares. Each class of a Fund’s shares has a pro rata interest in the Fund’s investment portfolio, but differs as to expenses, distribution arrangements and the types of investors who may be eligible to invest in the share class. This prospectus describes the Class I Shares, Class N Shares and Class L Shares of the Funds. Class Y Shares of the AQR Global Equity Fund and the AQR International Equity Fund are offered in a separate prospectus. Call 1-866-290-2688 to obtain more information concerning the Funds’ other share classes, including the prospectuses for these other share classes.

Prior to investing, non-U.S. residents should consult a qualified tax and/or legal adviser about whether purchasing shares of a Fund is a suitable investment given legal and tax ramifications; some non-U.S. persons may not be permitted to invest in a Fund, depending on applicable laws and regulations.

INVESTMENT MINIMUMS:

Each Fund’s Class I, Class N and Class L Shares (as applicable) are offered to investors subject to the minimums specified below.

The minimum initial account size is $5,000,000 for Class I Shares and Class L Shares and $1,000,000 for Class N Shares. This minimum requirement may be modified or reduced with respect to certain eligibility groups as indicated in the following table:

Minimum Investment
Eligibility Group	Class I	Class N	Class L

Institutional investors such as qualified retirement plans	$100,000 *	None	None

Fee-based accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, bank trust departments, wrap fee programs and unified managed accounts	$100,000 *	None	None

Investors who are not eligible for a reduced minimum	$5,000,000 *	$1,000,000 *	$5,000,000 *

* Investors may aggregate accounts for purposes of determining whether the above minimum requirements have been met. Investors may also enter into a letter of intent indicating that they intend to meet the minimum investment requirements within an 18-month period.

There is no minimum initial account size in Class I, N and L Shares for (i) investors that owned Class I or N Shares prior to October 31, 2010 or Class L Shares prior to August 11, 2010; (ii) tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans; (iii) employees of the Adviser and affiliates, trustees and officers of the Trust and members of their immediate families; and (iv) investment professionals, employees of broker-dealers or other financial intermediaries, and their immediate family members.

Some financial intermediaries may impose different or additional eligibility and minimum investment requirements. The Funds have the discretion to further modify, waive or reduce the above minimum investment requirements for Class I, Class N and Class L Shares.

There is no minimum subsequent investment amount for Class I, Class N or Class L Shares.

The Funds reserve the right to refuse any request to purchase shares.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE